QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32

Certification Furnished
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of First Regional Bancorp (the "Company") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2004	/s/ JACK A. SWEENEY Jack A. Sweeney Chairman of the Board and Chief Executive Officer
Date: March 8, 2004	/s/ THOMAS MCCULLOUGH Thomas McCullough Corporate Secretary
Date: March 8, 2004	/s/ ELIZABETH THOMPSON Elizabeth Thompson Chief Financial Officer

QuickLinks

  Exhibit 32
Certification Furnished Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002